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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 4, 2000, except as to the information in Note 16 which is as of March 9, 2000, relating to the financial statements of Naviant, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts".

/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
March 9, 2000